Earle M. Jorgensen Company Management Presentation November 2005

Safe Harbor Statement
The following information contains, or may be deemed to contain, “forward-
looking statements” (as defined in the U.S. Private Securities Litigation Reform
Act of 1995) that are based on information currently available to Earle M.
Jorgensen Company.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The actual future results, performance, prospects or opportunities of Earle M. Jorgensen
Company may vary from the results expressed in, or implied by, the forward-looking statements contained herein, possibly to a material degree.
For a discussion of some of the important risks, uncertainties and other factors that could cause Earle M. Jorgensen’s results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the Securities and Exchange Commission, particularly, our Report on Form 10-K for the fiscal year ended March 31, 2005, and, in particular, the
"Risk Factors" section thereof.

Investment Highlights
Increasing Bar and tube product market leadership
Positioned for continued growth
Core product focus
Delivery guarantee
Low cost “satellite” operations
Proven record of organic growth
Low cost operations enabled by IT platform, Kasto storage and retrieval system and lean approach to staffing
Superior operating performance and strong gross profit margins
Experienced and committed management team

National Distribution Platform

Edmonton
Seattle
Spokane
Portland
Quebec City
Montreal
North Bay
Minneapolis
Toronto
Boston
Rochester
Detroit
Hartford
Chicago
Cleveland
Salt Lake City
Philadelphia
Davenport
Indianapolis
Wrightsville
Hayward
Denver
Cincinnati
Kansas City
St. Louis
Charlotte
Los Angeles
Corporate
Tulsa
Memphis
Phoenix
Little Rock
Birmingham
Dallas
Full-Service
Satellite
Houston
Lafayette
Orlando

26 Full-Service Locations / 12 Satellites & Processing Centers

Product Mix and End-Market Breakdown
FY2005 Product Mix FY2005 End-Market Distribution
Bars
60.1%
Tubing
27.5%
Plate
6.7%
Others
5.7%
Source: Company filings.
Source: Company filings.
General
Machining
29.3%
Industrial
Equipment
8.1%
Transportation
6.7%
Metal Service
Centers &
Wholesale
Trade
6.3%
Fluid Power
6.1%
Fabricated
Metal
6.0%
Construction/
Farm
Equipment
5.5%
Screw
Machine
Products
5.3%
Oil, Gas &
Energy
4.8%
Power
Transmission
Equipment
3.8%
All Other
Industries
18.1%

Growth Enablers
Leading market positions in core products
Service guarantee
Low cost geographic expansion through satellites
Capacity expansion throughout system
Additional added value processing capabilities

Market Share Leader In All Core Products
Carbon and Alloy Cold Finished Bar 225 20.8%
Carbon Drawn Mechanical Tubing 107 13.5%
Carbon and Alloy SBQ Bar 181 15.2%
Stainless Bars and Shapes 40 11.2%
Aluminum Bars, Shapes and Tubing 33 8.6%
% of LTM
Revenue
LTM Shipments
(000 Tons)

Industry’s Only On-Time Guarantee
Information technology, Kasto system and Company
approach permit EMJ to offer the industry’s only on-
time guarantee
Since implementation in February 2000:
• 99.97% on-time performance since implemented in
February 2000
• 9,645,715 line items shipped
• Only 2,482 misses and $1,405,681 paid out

Growth Supported by Low Risk Satellites

Edmonton
Seattle
Spokane
Portland
Quebec City
Montreal
North Bay
Minneapolis
Toronto
Rochester
Boston
Detroit
Hartford
Chicago
Cleveland
Salt Lake City
Philadelphia
Davenport
Indianapolis
Wrightsville
Hayward
Denver
Cincinnati
Kansas City
St. Louis
Charlotte
Los Angeles
Corporate
Tulsa
Memphis
Phoenix
Little Rock
Birmingham
Dallas
Full-Service
Satellite
Houston
Lafayette
Orlando

Q1 84
Q1 85
Q1 86
Q1 87
Q1 88
Q1 89
Q4 FY90
Q4 FY91
Q4 FY92
Q4 FY93
Q4 FY94
Q4 FY95
Q4 FY96
Q4 FY97
Q4 FY98
Q4 FY99
Q4 FY00
Q4 FY01
Q4 FY02
Q4 FY03
Q4 FY04
Q4 FY05

$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
Excellent Track Record of Growth
Quarterly Sales Since 1984
Shipments
($ in millions)
Note: Earle M. Jorgensen Company and Kilsby-Roberts Holding Co. combined prior to merger.
774.5
788.9
626.2
590.0
605.1
682.4
564.6
553.1
550.1
1997 1998 1999 2000 2001 2002 2003 2004 LTM
09/28/0
(000 Tons)
Asian
Flu
Manufacturing
Recession
6% Annual
Sales Growth
Trend Line

Total EMJ Shipments (000 Tons)
Industry Shipments - EMJ Core Prducts (000 Tons)

30.0
35.0
40.0
45.0
50.0
55.0
60.0
65.0
70.0
75.0
80.0
JAN 02
FY02
MAY 02
FY03
SEP 02
FY03
JAN 03
FY03
MAY 03
FY04
SEP 03
FY04
JAN 04
FY04
MAY 04
FY05
SEP 04
FY05
JAN 05
FY05
MAY 05
FY06
SEP 05
FY06
700
800
900
1,000
1,100
1,200
1,300
1,400
1,500
1,600
EMJ Gaining market share –
Volume Growth Exceeds Industry Rate
Source: MSCI Industry Data for EMJ’s core products.

New and Upgraded Facilities Driving Growth
Greenfields
Birmingham
Orlando
Edmonton
Wrightsville, PA
Quad Cities
Toronto (2000)
Salt Lake City
North Bay, Ontario
Spokane (2000)
Hartford (2000)
In process: Lafayette (2006), Portland
(2006), Quebec City (2005)
Upgrades
Dallas
Kansas City
Chicago
Los Angeles
Houston
Tulsa
Denver
Boston
Cincinnati
All EMJ facilities have been modernized including layout, ergonomics, mechanized packing, hand held computers and paperless work flow

Low Cost Enablers Information technology Kasto system Flat management structure Highly productive empowered employees

Technology-Driven Operations
Results
Paperless efficient processes
Reduced headcount and expenses
Company wide visibility of every
open order and stock on hand in
real time improves customer
service
Instantaneous order processing
Ability to deliver “on-time or free”
guarantee
Used Across All Functions
Purchasing
Selling / Order Entry
Order Processing
Delivery
Significant investments in technology and infrastructure
Unique customized IT system developed by in-house technology team working in sync with operations
Easily scaleable

Kasto System Benefits
Kasto automated storage and retrieval
system installed over two years in
Chicago, completed in October 2003
$35 million cost for initial four bays
Reduced Chicago headcount by
approximately 20% once started up
Chicago capacity increased 72% to
3,100 line items per day
Reduced warehouse cost per ton by
17%
Recently completed double-cranes on
three systems
30% of EMJ’s products go through the
Chicago facility

Flat Management Structure
• Small team of highly experienced senior managers
• All have ownership stakes
• Significant delegation of operating decisions down to
the facility level
Current Managers – GM Level and Above

Highly Productive Employees
Consistent focus on managing headcount
Headcount reduced 35% from 1997
Annual Shipments vs. Employees
400,000
500,000
600,000
700,000
800,000
900,000
1997 1998 1999 2000 2001 2002 2003 2004 LTM
9/28/ 05
1,500
1,800
2,100
2,400
2,700
3,000
Employees
Tons
Shipped

24.9%
27.8%
28.1% 28.1% 28.0%
28.4%
29.5%
28.6%
27.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
EMJ Industry Average
CY1997 CY1998 CY1999 CY2000 CY2001 CY2002 CY2003 CY2004 LTM
09/28/05
Historical Gross Margins
Strong and Consistent Gross Margins
Developing higher value-added product and processing mix plus higher productivity yields strong gross margins
Note: Average based on publicly available data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull.

3.2%
6.5%
7.2%
7.4%
5.3%
4.4%
6.8%
9.0%
7.9%
4.6%
4.7%
4.6%
3.0%
1.2%
1.4%
1.5%
8.9%
7.7%
CY1997 CY1998 CY1999 CY2000 CY2001 CY2002 CY2003 CY2004 LTM 9/28/05
EMJ EMJ Adjustments Industry Average
Demonstrated Top-Tier Profitability
Note: Average based on publicly available data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull.
(1) Adjusted for $17.3 million special contribution, $6.3 million Kelso termination fee, $3.5 million CEO bonus payment, $1.6 million SFAS 123 non-cash charge, $1.5 million specialized equipment charge, ($2.2) million gain in real estate.
(2) Adjusted for $25.6 million special contribution, $0.4 million specialized equipment charge ($1.5 million in FY2005, $1.1 million of which in 1Q2005), $6.3 million Kelso termination fee, $3.5 million CEO bonus payment, $1.6 million SFAS 123 non- cash charge, $8.5 million IPO bonus, ($2.2) million gain on property sale, ($4.4) million special contribution mark-to-market, $0.1 million SFAS 123 non-cash charge.
(1) (2)
Operating Profit Margin
10.6%
11.8%

$43.9
$50.1
$33.9
$19.4
$50.6
$42.5
$27.3
$17.5
$16.8
$24.0
$19.0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Adj.
$46.3
Adj.
$54.3
Adj.
$42.1
Adj.
$45.5
Strong Financial Performance
Revenue
EBITDA and Margin
($ in millions) ($ in millions)
(1) Adjusted for $17.3 million special contribution, $6.3 million Kelso termination fee, $3.5 million
CEO bonus payment, $1.6 million SFAS 123 non- cash charge, ($2.2) million gain in real estate, $0.4 million specialized equipment charge.
(2)  Adjusted for $8.3 million special contribution.
(3) Adjusted for $8.5 million IPO bonus, ($4.4) million special contribution mark- to-market, $0.1 million SFAS 123 non-cash charge.
(4) Adjusted for $1.2 million special contribution mark-to- market, $0.4 million SFAS 123 non-
cash charge.
2003                                2004                  2005
Calendar Years
Calendar Years
2003                                2004                          2005
(1)        (2)         (3)       (4)
9.8%     8.0%   7.3%    7.0%     8.5%   11.8%   13.0%  12.0%   9.2%   12.2%  11.0%
$246.0
$238.3
$231.2
$248.8
$322.1
$361.6
$389.3
$407.1
$456.3
$444.0
$414.0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Simplified Financial Structure, Reduced Net Debt
42.6 16.9 91.5 Revolving credit balance US (3)
496.9
1.2
516.9
245.9
4.1
250.0
---
20.0
3/31/05
586.5
2.3
592.6
245.9
4.1
250.0
1.1
6.1
12/31/04(1)
3.2 Short Term Portion
290.0 Net Debt    (B) – (A)
298.7 Total Debt                                     (B)
- Variable rate senior notes (5)
3.6 Industrial development bonds
250.0 9¾ senior secured notes (4)
Long-term debt
2.5 Canada Overdraft – short term
Debt
8.7 Cash  & equivalents                    (A)
9/28/05(2) $ millions
(1) On a pro forma basis to give effect to the financial restructuring to account for the transfer of assets and exchange of shares between entities, EMJ Holding, under common control.  For further details see the Company’s prospectus dated April 14, 2005 filed with the Securities and Exchange Commission
(2) Unaudited
(3) Due Mar 03, 2010, secured by domestic AR and Inventory
(4) Due June 01, 2012, secured by fixed assets/real estate.  Callable June 01, 2007 at 104.875%
(5) Redeemed with proceeds from IPO
Earle M. Jorgensen Company, Consolidated

.